EXHIBIT 99.3

                                 DIP FACILITY
                               SUMMARY OF TERMS



     THE FOLLOWING IS A SUMMARY OF THE MATERIAL TERMS OF THE DEBTOR-IN-POSSESSION ("DIP") FINANCING FACILITY PROPOSED TO BE PROVIDED BY MERRILL LYNCH GLOBAL ALLOCATION FUND TO WIRELESS ONE, INC. COMPLETE COPIES OF THE AGREEMENTS PROVIDING FOR THE DIP FACILITY ARE AVAILABLE THROUGH THE U.S. BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE.

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BORROWER                                Wireless One, Inc.

PURCHASER                               Merrill Lynch Global Allocation Fund
                                        ("MLGAF")

GUARANTORS                              All material Subsidiaries

AMOUNT                                  $18,125,000 plus all accrued interest
                                        on the Discretionary Notes
                                        (the "Existing Notes") issued under the
                                        September 4, 1998 MLGAF Discretionary
                                        Note Purchase Agreement (the "Existing
                                        Note Purchase Agreement"); PROVIDED,
                                        HOWEVER, that only approximately
                                        $2,000,000 in excess of the Existing
                                        Notes will be available to the Company
                                        until such time as a final order has
                                        been entered approving the retention of
                                        a third party consultant acceptable to
                                        the Purchaser

PURPOSE To (i) refinance the Existing Notes issued under the Existing Note Purchase Agreement in an aggregate principal amount of $13,500,000, as well as a $625,000 facility fee and accrued interest due to the Purchaser in connection with the Existing Notes,
                                        (ii) pay certain transaction costs and
                                        expenses, and (iii) finance the
                                        Company's Business Plan

MATURITY                                The earliest of (i) the 6 month
                                        anniversary of the Petition Date,
                                        (ii) redemption of the Notes by the
                                        Company, (iii) an Event of Default, or
                                        (iv) the effective date of
                                        reorganization

INTEREST                                15% per annum payable at maturity

PRIORITY AND SECURITY                   Superpriority claim, and a perfected
                                        lien on all existing and future assets
                                        of the Borrower and the Guarantors
                                        (including the stock of the
                                        subsidiaries of the Borrower and the
                                        Guarantor), which will be a first
                                        priority lien to the extent any of such
                                        assets are not otherwise encumbered
                                        by a lien, or a subordinated lien
                                        subject to any existing liens (in each
                                        case in accordance with Sections 364(c)
                                        (1), (2) and (3) of the U.S. Bankruptcy
                                        Code), subject in each case to:  (x)
                                        following the occurrence of an event of
                                        default under the Debtor-in-Possession
                                        facility, the payment of professional
                                        fees and disbursements allowed by order
                                        of the Bankruptcy Court incurred by the
                                        Company or the Unofficial Noteholders'
                                        Committee of up to $500,000 (in
                                        addition to compensation previously
                                        awarded by order of the Bankruptcy
                                        Court) and (ii) the payment of fees
                                        pursuant to 28 U.S.C. Section 1930 and
                                        any fees payable to the Clerk of the
                                        Bankruptcy Court

FACILITY FEE                            5% per annum of the principal amount of
                                        the Debtor-In-Possession facility, due
                                        quarterly in advance for the first
                                        quarter and due monthly in advance
                                        thereafter, in each case, payable at
                                        maturity

MANDATORY PREPAYMENT                    At par plus accrued interest upon
                                        receipt of net cash proceeds from (i)
                                        the issuance of additional debt or
                                        equity permitted under the note
                                        purchase documentation, (ii) certain
                                        extraordinary non-recurring, non-
                                        operating receipts not used in
                                        accordance with the Business Plan, and
                                        (iii) proceeds from asset dispositions
                                        not permitted by the Debtor-In-
                                        Possession facility

OPTIONAL REDEMPTION                     At whole or in part at 100% of the
                                        principal plus accrued interest

CONDITIONS PRECEDENT                    (i) Receipt by the Purchaser of the
                                        Business Plan, including weekly and
                                        monthly cash flow and financial
                                        projections, covering the Chapter 11
                                        period, (ii) retention of a third party
                                        consultant acceptable to the Purchaser
                                        to provide financial reporting and
                                        management assistance to the Borrower,
                                        and (iii) other conditions that are
                                        usual and customary for a Debtor-In-
                                        Possession facility

REPRESENTATIONS AND WARRANTIES          Absence of any material adverse changes
                                        in the business, and other represen-
                                        tations and warranties customary for a
                                        Debtor-In-Possession facility of this
                                        type

COVENANTS / EVENTS OF DEFAULT           Those appropriate in the context of the
                                        proposed Debtor-In-Possession
                                        financing and substantially similar to
                                        those set forth in the Existing Note
                                        Purchase Agreement (applicable to the
                                        Borrower and its subsidiaries), and
                                        others appropriate, in the judgment of
                                        the Purchaser, including the filing
                                        within 45 days subsequent to the
                                        Closing Date of a Plan of
                                        Reorganization acceptable to the
                                        Purchaser
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